UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2013

URS Corporation
(Exact name of registrant as specified in its charter)

1-7567 (Commission File No.)
Delaware (State or other jurisdiction of incorporation)	94-1381538 (IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2013 Performance Metrics and Target Bonuses

On March 27, 2013, the Compensation Committee of the Board of Directors (the “Committee”) of URS Corporation (the “Company”) established the target bonuses and financial performance metrics for the Company’s executive officers under the Company’s Restated Incentive Compensation Plan (the “Plan”) for fiscal year 2013.  Pursuant to the Plan, executive officers and other specified employees are eligible to earn annual cash bonuses based on financial performance metrics that are defined in the Plan and established annually by the Committee.  At or near the beginning of each fiscal year, each executive officer is assigned a “Target Bonus,” expressed as a percentage of his or her base salary, and then becomes eligible to earn a bonus based on the extent to which the financial results meet, exceed or fall short of the executive officer’s predefined financial performance targets for that fiscal year.  The Plan also gives the Committee the authority and responsibility to adjust the Company’s actual GAAP financial results to take into account the objectively determinable impact of unexpected material events for purposes of determining the extent to which performance targets were satisfied.  Meeting a minimum corporate net income threshold, as defined in the Plan, is a prerequisite for each executive officer to earn a bonus, and meeting a minimum division operating income threshold, as defined in the Plan, is a prerequisite for each executive officer whose performance targets are measured by division performance to earn a bonus from the bonus pool of that division.

With respect to the Company’s executive officers, the Committee established the following financial performance metrics and weighting and confirmed the Target Bonuses under the Plan for fiscal year 2013:

Executive Officer	2013 Performance Metrics and Weighting	2013 Target Bonus as a % of Annual Base Salary
Martin M. Koffel	Corporate Net Income – 100%	150%
Thomas W. Bishop	Corporate Net Income – 25% Infrastructure & Environment Division Operating Income – 25% Infrastructure & Environment – Europe, Middle East and India Division Operating Income – 50%	75%
Reed N. Brimhall	Corporate Net Income – 100%	75%
H. Thomas Hicks	Corporate Net Income – 100%	100%
Gary V. Jandegian	Infrastructure & Environment Division Operating Income – 75% Corporate Net Income – 25%	100%
Susan B. Kilgannon	Corporate Net Income – 100%	45%
W. J. (Bill) Lingard	Oil & Gas Division Operating Income – 75% Corporate Net Income – 25%	100%
Joseph Masters	Corporate Net Income – 100%	75%
Randall A. Wotring	Federal Services Division Operating Income – 75% Corporate Net Income – 25%	100%
Robert W. Zaist	Energy & Construction Division Operating Income – 75% Corporate Net Income – 25%	100%

The foregoing description is qualified in its entirety by reference to the URS Corporation Restated Incentive Compensation Plan 2013 Plan Year Summary filed as Exhibit 10.1 to this Form 8-K.

Adoption of Long-Term Incentive Plan

On March 27, 2013, the Committee approved the adoption of a new Long-Term Incentive Plan (“LTIP”) under the Company’s 2008 Equity Incentive Plan (the “2008 Plan”), providing for the grant of equity awards to its executive officers and other specified employees.  Recipients of grants under the LTIP will receive restricted stock unit awards (“RSUs”), with half of each award consisting of time-based RSUs and the other half consisting of time- and performance-based RSUs.  The time-based RSUs will vest in equal annual tranches over three years from the date of grant.  The time- and performance-based RSUs will vest at the end of a three-year vesting period based on dual performance criteria:  the extent to which the Company achieves (i) a net income target measured on a cumulative basis over a two-year performance period for the fiscal year of the date of grant and the next fiscal year, and (ii) a relative total shareholder return (“TSR”) target, based on meeting or exceeding the TSR of the Russell 3000 index, measured over a three-year performance period for the three fiscal years immediately preceding the vesting date.  The time- and performance-based RSUs will permit recipients to earn share levels up to 200% of target based on exceptional financial (net income) performance; however, share payouts may not exceed 100% of target unless the relative TSR equals or exceeds the comparative composite index.  Recipients may receive shares below target if financial performance falls short of the net income target but still exceeds a minimum threshold.

In connection with the approval of the LTIP, and to provide incentive during the extended vesting period of the LTIP awards, on March 27, 2013, the Committee also approved certain transition equity awards under the 2008 Plan.  The transition equity awards will be grants of RSUs subject to time-based vesting only, and will vest over a two-year period, with one-third of the award vesting after the first year and the remaining two-thirds of the award vesting after the second year.

With respect to the Company’s executive officers, on March 27, 2013, the Committee approved the following transition equity awards and annual equity awards pursuant to the LTIP for fiscal year 2013:

Executive Officer	Time-Based RSUs	Time- and Performance-Based RSUs	Transition RSUs
Thomas W. Bishop	7,500	7,500	3,750
Reed N. Brimhall	5,000	5,000	2,500
H. Thomas Hicks	12,500	12,500	6,250
Gary V. Jandegian	12,500	12,500	6,250
Susan B. Kilgannon	4,500	4,500	2,250
W. J. (Bill) Lingard	12,500	12,500	6,250
Joseph Masters	9,000	9,000	4,500
Randall A. Wotring	12,500	12,500	6,250
Robert W. Zaist	12,500	12,500	6,250

The foregoing description is qualified in its entirety by reference to the forms of Restricted Stock Unit Award Grant Notice and Agreement filed as Exhibits 10.2 through 10.7 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	URS Corporation Restated Incentive Compensation Plan 2013 Plan Year Summary.
10.2	Form of 2008 Equity Incentive Plan Restricted Stock Unit Award Grant Notice and Agreement – Time-Based Vesting.
10.3	Form of 2008 Equity Incentive Plan Restricted Stock Unit Award Grant Notice and Agreement – Time-Based Vesting (Canadian Residents).
10.4	Form of 2008 Equity Incentive Plan Restricted Stock Unit Award Grant Notice and Agreement – Time- and Performance-Based Vesting.
10.5	Form of 2008 Equity Incentive Plan Restricted Stock Unit Award Grant Notice and Agreement – Time- and Performance-Based Vesting (Canadian Residents).
10.6	Form of 2008 Equity Incentive Plan Restricted Stock Unit Award Grant Notice and Agreement – Transition Award.
10.7	Form of 2008 Equity Incentive Plan Restricted Stock Unit Award Grant Notice and Agreement – Transition Award (Canadian Residents).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS Corporation

Dated: April 2, 2013	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	URS Corporation Restated Incentive Compensation Plan 2013 Plan Year Summary
10.2	Form of 2008 Equity Incentive Plan Restricted Stock Unit Award Grant Notice and Agreement – Time-Based Vesting
10.3	Form of 2008 Equity Incentive Plan Restricted Stock Unit Award Grant Notice and Agreement – Time-Based Vesting (Canadian Residents)
10.4	Form of 2008 Equity Incentive Plan Restricted Stock Unit Award Grant Notice and Agreement – Time- and Performance-Based Vesting
10.5	Form of 2008 Equity Incentive Plan Restricted Stock Unit Award Grant Notice and Agreement – Time- and Performance-Based Vesting (Canadian Residents)
10.6	Form of 2008 Equity Incentive Plan Restricted Stock Unit Award Grant Notice and Agreement – Transition Award
10.7	Form of 2008 Equity Incentive Plan Restricted Stock Unit Award Grant Notice and Agreement – Transition Award (Canadian Residents)